Prospectus Supplement-March 1, 2001*
AXP Tax-Free Money Fund S-6433-99 T (3/01)

The table under the "Past Performance" section has been revised as follows:

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing how the Fund's performance has varied for each full calendar year shown.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

Performance (based on calendar years)



+3.79%   +2.24%  +1.59%  +2.09%  +3.24% +2.95%  +3.18%  +2.94% +2.68%   +3.50%

 1991     1992    1993    1994    1995   1996    1997    1998   1999     2000


During the period shown in the bar chart, the highest return for a calendar quarter was +1.02% (quarter ending March 1991) and the lowest return for a calendar quarter was +0.36% (quarter ending March 1994).

The Fund's year to date return as of Dec. 31, 2000 was +3.50%.



S-6433-11 A (3/01)
Valid until next prospectus update.
*Destroy March 1, 2002